UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
Amendment No. 1 on
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 31, 2008 (August 28, 2008)
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road
Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1

This Amendment No. 1 amends the Current Report on Form 8-K that Stone Energy Corporation (“Stone”) filed with the Securities and Exchange Commission on August 29, 2008, concerning the completion of its acquisition of Bois d’Arc Energy, Inc. (“Bois d’Arc”) pursuant to an agreement and plan of merger dated as of April 30, 2008. This Current Report on Form 8-K/A amends the Current Report on Form 8-K that Stone filed on August 29, 2008 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) and to include exhibits under Item 9.01(d).
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Audited consolidated financial statements of Bois d’Arc as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, were previously reported and are incorporated herein by reference to Bois d’Arc’s Annual Report on Form 10-K for the year ended December 31, 2007, File No. 001-32494, which was filed with the SEC on February 29, 2008.
     Unaudited consolidated financial information of Bois d’Arc as of June 30, 2008 and for the six month periods ended June 30, 2008 and 2007 were previously reported and are incorporated herein by reference to Bois d’Arc’s Quarterly Report on Form 10-Q for the three months ended June 30, 2008, File No. 001-32494, which was filed with the SEC on August 8, 2008. Unaudited consolidated financial information of Bois d’Arc as of March 31, 2008 and for the three month periods ended March 31, 2008 and 2007 were previously reported and are incorporated herein by reference to Bois d’Arc’s Quarterly Report on Form 10-Q for the three months ended March 31, 2008, File No. 001-32494, which was filed with the SEC on May 9, 2008.
     (b) Pro Forma Financial Information.
     Unaudited pro forma condensed financial statements and explanatory notes relating to Stone’s acquisition of Bois d’Arc, including certain financing activities, are attached to this Current Report on Form 8-K/A as Exhibit 99.1 and are filed herewith.
     (d) Exhibits
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements and Explanatory Notes as of June 30, 2008 or as of January 1, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: October 31, 2008	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements and Explanatory Notes as of June 30, 2008 or as of January 1, 2007.